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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 28, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                   333-115122               30-0183252
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   (State or Other Jurisdiction         (Commission           (I.R.S. Employer
         of Incorporation)             File Number)         Identification No.)



383 Madison Avenue
New York, New York                                                 10l79
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       (Address of Principal                                     (Zip Code)
        Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of May 1, 2004 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation, as seller and company and U.S. Bank National Association, as trustee.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS II INC.


                                          By:     /s/ Baron Silverstein
                                              ---------------------------------
                                          Name:   Baron Silverstein
                                          Title:  Vice President


Dated: June 14, 2004



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                                  EXHIBIT INDEX



                   Item 601 (a) of           Sequentially
Exhibit            Regulation S-K            Numbered
Number             Exhibit No.               Description                 Page
------             -----------               -----------                 ----
1                  4                         Pooling and Servicing       5
                                             Agreement




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                                    EXHIBIT 1